SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.    20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: February 14, 1994   (Date of earliest event
reported)

MINNESOTA MINING AND MANUFACTURING COMPANY
(Exact name of registrant as specified in its charter)

File No. 1-3285
(Commission File Number)

           Delaware                        41-0417775
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)       Identification Number)

            3M Center                         55144-1000
      St. Paul, Minnesota                     (Zip Code)
(Address of principal executive offices)

     (612) 733-1110
     (Registrant's telephone,
     including area code)


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Item 5.   Other Events

The Board of Directors of Minnesota Mining and Manufacturing
Company approved a split of the issued shares of common stock two-for-one, with such additional shares of common stock to be distributed on or about
April 8, 1994 to holders of record at the close of business on March 15, 1994.

SIGNATURE

Pursuant to the requirements of the
Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                         MINNESOTA MINING AND
                         MANUFACTURING COMPANY

                         By  /s/ Dwight A. Peterson
                              Dwight A. Peterson
                              Vice President
                              and Treasurer

Date February 14, 1994